SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2013

IDS Solar Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-177518	45-2758994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

533 Birch Street Lake Elsinore, CA	92530
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 674-1554

_________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective April 16, 2013, the board of directors appointed Scott Plantinga to serve on our board of directors. Mr. Plantinga currently serves as the President and CEO of Installing Dealer Supply, Inc. a leading distributer of garage doors, gate automation, and access control equipment based in Lake Elsinore, California. From 2011 to 2012, Mr. Plantinga served as Operations Manager for Nylok, a Berkshire Hathaway company servicing the aerospace, electronics, industrial and automotive industries. From 2008 to 2010, he was a Plant Manager and then General Manager for Saturn Fasteners, Inc., a fastener manufacturer serving the aviation, aerospace, and military industries. From 2004 to 2008, Mr. Plantinga was the Director of Business Excellence for Freedman Seating Company, an industry leader in the design and manufacture of bus and rail seating. From 2002 to 2004, he served as a Plant Manager for U.S. Plastic Lumber, Ltd., a manufacturer of composite blends and plastic extruded profile lumber for building products. From 1994 to 2002, he worked with Krueger International, a manufacturer of contract office, college and healthcare furnishings. At Krueger International, he served as a Plant Manager, General Manager, and then as General Manager of Operations. Mr. Plantinga earned a B.S. from Purdue University School of Technology where he majored in Supervision with concentrations in Operations Management and Industrial Engineering. He is also a Certified Manufacturing Engineer with the Society of Manufacturing Engineers and holds a Six Sigma Green Belt Certification from the University of Illinois.

Except as set forth below, our newly-appointed director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years:

1.	Mr. Plantinga is the President and CEO of Installing Dealer Supply, Inc., a company founded by our President and CEO, Bruce Knoblich, in 1989. Installing Dealer Supply, Inc. has served as a contract manufacturer of our product line, providing procurement, assembly and inventory services for manufacturing and finished goods on a per piece cost-plus basis.

At this time, we do not have any written employment agreement or other formal compensation agreements with Mr. Plantinga. Compensation arrangements are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDS Solar Technologies, Inc.

/s/ Bruce R. Knoblich

Bruce R. Knoblich

President and Chief Executive Officer

Date: May 24, 2013

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